Exhibit 10.1

Execution Version

Continental Resources, Inc., as issuer

and

Banner Pipeline Company, L.L.C., CLR Asset Holdings, LLC and The

Mineral Resources Company, as initial guarantors

$800,000,000 2.268% Senior Notes due 2026

$800,000,000 2.875% Senior Notes due 2032

PURCHASE AGREEMENT

dated November 9, 2021

Citigroup Global Markets Inc., BofA Securities, Inc., TD Securities (USA)

and RBC Capital Markets, LLC, as representatives of the initial purchasers

PURCHASE AGREEMENT

November 9, 2021

Citigroup Global Markets Inc.

BofA Securities, Inc.

TD Securities (USA) LLC

RBC Capital Markets, LLC

As Representatives of the Initial Purchasers

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

c/o BofA Securities, Inc.

One Bryant Park

New York, New York 10036

c/o TD Securities (USA) LLC

1 Vanderbilt Avenue, 12th Floor

New York, New York 10017

c/o RBC Capital Markets, LLC

Brookfield Place

200 Vesey Street, 8th Floor

New York, New York 10281

Ladies and Gentlemen:

Introductory. Continental Resources, Inc., an Oklahoma corporation (the “Company”), proposes to issue and sell to the several Initial Purchasers named in Schedule A (the “Initial Purchasers”), acting severally and not jointly, the respective amounts set forth in such Schedule A of $800,000,000 aggregate principal amount of the Company’s 2.268% Senior Notes due 2026 (the “2026 Notes”) and $800,000,000 aggregate principal amount of the Company’s 2.875% Senior Notes due 2032 (the “2032 Notes” and, together with the 2032 Notes, the “Notes”). Citigroup Global Markets Inc., BofA Securities, Inc., TD Securities (USA) LLC and RBC Capital Markets, LLC have agreed to act as the representatives of the several Initial Purchasers (the “Representatives”) in connection with the offering and sale of the Notes.

The Notes will be issued pursuant to an indenture (the “Indenture”), to be dated as of the Closing Date (as defined in Section 2 hereof), among the Company, the Initial Guarantors (as defined below) and Wilmington Trust, National Association, as trustee (the “Trustee”). Notes will be issued only in book-entry form in the name of Cede & Co., as nominee of The Depository Trust Company (the “Depositary”) pursuant to a letter of representations, to be dated on or before the Closing Date (the “DTC Agreement”), from the Company to the Depositary.

The payment of principal of, premium, if any, and interest on the Notes when and as the same becomes due and payable, will be fully and unconditionally guaranteed on a senior unsecured basis, jointly and severally, by (i) Banner Pipeline Company, L.L.C., a wholly owned subsidiary of the Company (“Banner”), (ii) CLR Asset Holdings, LLC, a wholly owned subsidiary of the Company (“CLR Asset Holdings”), (iii) The Mineral Resources Company, a wholly owned subsidiary of the Company (“Mineral Resources” and together with Banner and CLR Asset Holdings, the “Initial Guarantors” and each an “Initial Guarantor”) and (iii) any subsidiary of the Company formed or acquired after the Closing Date that executes a supplement to the Indenture guaranteeing the Notes in accordance with the terms of the Indenture, and their respective successors and assigns (together with the Initial Guarantors, the “Guarantors”), pursuant to their guarantees (the “Guarantees”). The Notes and the Guarantees related thereto are herein collectively referred to as the “Securities.”

Each of the Company and each Initial Guarantor understands that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and in the Pricing Disclosure Package (as defined below) and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers (the “Subsequent Purchasers”) on the terms set forth in the Pricing Disclosure Package (the first time when sales of the Securities are made is referred to as the “Time of Sale”). The Securities are to be offered and sold to or through the Initial Purchasers without being registered with the Securities and Exchange Commission (the “Commission”) under the Securities Act, in reliance upon exemptions therefrom. Pursuant to the terms of the Securities and the Indenture, investors who acquire Securities shall be deemed to have agreed that Securities may only be resold or otherwise transferred, after the date hereof, if such Securities are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemptions afforded by Rule 144A under the Securities Act (“Rule 144A”) or Regulation S under the Securities Act (“Regulation S”)).

The Company has prepared and delivered to each Initial Purchaser copies of a Preliminary Offering Memorandum, dated November 9, 2021 (the “Preliminary Offering Memorandum”), and has prepared and delivered to each Initial Purchaser copies of a Pricing Supplement, dated November 9, 2021 in the form attached hereto as Annex II (the “Pricing Supplement”), describing the terms of the Securities, each for use by such Initial Purchaser in connection with its solicitation of offers to purchase the Securities. The Preliminary Offering Memorandum and the Pricing Supplement are herein referred to as the “Pricing Disclosure Package.” Promptly after this Agreement is executed and delivered, the Company will prepare and deliver to each Initial Purchaser a final offering memorandum dated the date hereof (the “Final Offering Memorandum”).

All references herein to the terms “Pricing Disclosure Package” and “Final Offering Memorandum” shall be deemed to mean and include all information filed under the Securities Exchange Act of 1934 (as amended, the “Exchange Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder) prior to the Time of Sale and incorporated by reference in the Pricing Disclosure Package (including the Preliminary Offering Memorandum) or the Final Offering Memorandum (as the case may be), and all references herein to the terms “amend,” “amendment” or “supplement” with respect to the Final Offering Memorandum shall be deemed to mean and include all information filed under the Exchange Act after the Time of Sale and incorporated by reference in the Final Offering Memorandum.

The Company has entered into the Purchase and Sale Agreement (the “PSA”) dated as of November 1, 2021 by and among Parsley Energy, LLC, Parsley Energy, L.P., Parsley Minerals, LLC, Parsley Energy Operations, LLC, Continental Resources, Inc. and Pioneer Natural Resources Company as described in the Pricing Disclosure Package and the Final Offering Memorandum. The term “PSA” as used herein shall include all exhibits, schedules, disclosure letters and attachments to such PSA. The term “Acquisition” as used herein shall refer to the transactions contemplated by the PSA. An amount up to the net proceeds of this offering will be used to fund a portion of the purchase price payable in connection with the Acquisition.

The Company and each Initial Guarantor hereby confirm their agreements with the Initial Purchasers as follows:

SECTION 1. Representations and Warranties. Each of the Company and each Initial Guarantor, jointly and severally, hereby represents, warrants and covenants to each Initial Purchaser that, as of the date hereof and as of the Closing Date (references in this Section 1 to the “Offering Memorandum” are to (x) the Pricing Disclosure Package in the case of representations and warranties made as of the date hereof and (y) the Pricing Disclosure Package and the Final Offering Memorandum in the case of representations and warranties made as of the Closing Date):

(a) No Registration Required. Subject to compliance by the Initial Purchasers with the representations and warranties set forth in Section 2 hereof and with the procedures set forth in Section 7 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

(b) No Integration of Offerings or General Solicitation. None of the Company, its affiliates (as such term is defined in Rule 501 under the Securities Act) (each, an “Affiliate”), or any person acting on its or any of their behalf (other than the Initial Purchasers and their Affiliates as to whom the Company makes no representation or warranty) has, directly or indirectly, solicited any offer to buy or offered to sell, or will, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the Securities Act. None of the Company, its Affiliates, or any person acting on its or any of their behalf (other than the Initial Purchasers and their Affiliates, as to whom the Company makes no representation or warranty) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act. With respect to those Securities sold in reliance upon Regulation S, (i) none of the Company, its Affiliates or any person acting on its or their behalf (other than the Initial Purchasers and their Affiliates, as to whom the Company makes no representation or warranty) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (ii) each of the Company and its Affiliates and any person acting on its or their behalf (other than the Initial Purchasers and their Affiliates, as to whom the Company makes no representation or warranty) has complied and will comply with the offering restrictions set forth in Regulation S.

(c) Eligibility for Resale under Rule 144A. When issued on the Closing Date, the Securities will be eligible for resale pursuant to Rule 144A and will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

(d) The Pricing Disclosure Package and Offering Memorandum. Neither the Pricing Disclosure Package, as of the Time of Sale, nor the Final Offering Memorandum, as of its date or (as amended or supplemented in accordance with Section 3(b), as applicable) as of the Closing Date, contains or will contain an untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Pricing Disclosure Package, the Final Offering Memorandum or any amendment or supplement thereto made in reliance upon and in conformity with information furnished to the Company in writing by any Initial Purchaser through the Representatives expressly for use in the Pricing Disclosure Package, the Final Offering Memorandum or amendment or supplement thereto, as the case may be, which for the avoidance of doubt, consists of the Initial Purchaser Provided Information (as defined in Section 8(b)). The Pricing Disclosure Package contains, and the Final Offering Memorandum will contain, all the information specified in, and meeting the requirements of, Rule 144A. The Company has not distributed and will not distribute, prior to the later of the Closing Date and the completion of the Initial Purchasers’ distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than the Pricing Disclosure Package and the Final Offering Memorandum.

(e) Company Additional Written Communications. The Company has not prepared, made, used, authorized, approved or distributed and will not prepare, make, use, authorize, approve or distribute any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company or its agents and representatives (other than a communication referred to in clauses (i) and (ii) below) a “Company Additional Written Communication”) other than (i) the Pricing Disclosure Package, (ii) the Final Offering Memorandum, and (iii) any electronic road show or other written communications, in each case used in accordance with Section 3(a). Each such Company Additional Written Communication, when taken together with the Pricing Disclosure Package, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from each such Company Additional Written Communication made in reliance upon and in conformity with information furnished to the Company in writing by any Initial Purchaser through the Representatives expressly for use in any Company Additional Written Communication, which for the avoidance of doubt, consists of the Initial Purchaser Provided Information (as defined in Section 8(b)).

(f) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Offering Memorandum at the time they were or hereafter are filed with the Commission (collectively, the “Incorporated Documents”) complied and will comply in all material respects with the requirements of the Exchange Act.

(g) The Purchase Agreement. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company and each Initial Guarantor.

(h) DTC Agreement. The DTC Agreement has been duly authorized and, on the Closing Date, will have been duly executed and delivered by, and, assuming the due authorization, execution and delivery thereof by the other parties thereto, each such agreement will constitute a valid and binding agreement of the Company and enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

(i) Authorization of the Securities. The Notes to be purchased by the Initial Purchasers from the Company are substantially in the form contemplated by the Indenture, have been duly authorized by the Company for issuance and sale pursuant to this Agreement and the Indenture and, at the Closing Date, will have been duly executed by the Company and, when issued and authenticated by the Trustee in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding agreements of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law) and will be entitled to the benefits of the Indenture. Each Initial Guarantor has duly authorized the Guarantees and, when the Notes have been issued and authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, the Guarantees will constitute valid and binding agreements of the Initial Guarantors, enforceable against the Initial Guarantors in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

(j) Authorization of the Indenture. The Indenture has been duly authorized, executed and delivered by the Company and the Initial Guarantors and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and binding agreement of the Company and each Initial Guarantor, enforceable against the Company and each Initial Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

(k) Description of the Securities and the Indenture. The Securities and the Indenture will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum.

(l) No Material Adverse Change. Since the date of the most recent financial statements of the Company included or incorporated by reference in the Offering Memorandum (exclusive of any amendment or supplement thereto), except in each case as otherwise disclosed in the Offering Memorandum (exclusive of any amendment or supplement thereto): (i) there has not been any change in the capital stock (other than as result of routine activity under the Amended and Restated Continental Resources, Inc. 2013 Long-Term Incentive Plan), or material change in the long-term debt, of the Company or its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, shareholders’ equity, results of operations or prospects of the Company and its subsidiaries, taken as a whole (any such change is called a “Material Adverse Change”); (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement that is material to the Company and its subsidiaries, taken as a whole, or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries, taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority.

(m) Independent Accountants. Grant Thornton LLP, which expressed its opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules filed with the Commission and included in the Offering Memorandum are independent registered public accountants within the meaning of Regulation S-X under the Securities Act and the Exchange Act and within the applicable rules and regulations adopted by the Public Company Accounting Oversight Board (United States) and any non-audit services provided by Grant Thornton LLP to the Company or its subsidiaries have been approved by the Audit Committee of the Board of Directors of the Company.

(n) Preparation of the Financial Statements. The financial statements, together with the related schedules and notes, included in the Offering Memorandum present fairly the consolidated financial position of the entities to which they relate as of and at the dates indicated and the results of their operations and cash flows for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. The audited financial data set forth in the Offering Memorandum under the captions “Summary—Summary Historical Consolidated Financial Data” fairly presents the information set forth therein on a basis consistent with that of the Company’s audited financial statements, except as may be expressly stated in the related notes thereto.

(o) Organization and Good Standing. The Company and each of its subsidiaries has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial condition, shareholders’ equity, results of operations, cash flows or prospects of the Company and its subsidiaries taken as a whole or on the transactions contemplated hereby (a “Material Adverse Effect”). The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the Initial Guarantors, 20 Broadway Associates LLC, an Oklahoma limited liability company and wholly owned subsidiary of the Company (“Broadway Associates”), SFPG, LLC, an Oklahoma limited liability company and subsidiary of the Company (“SFPG”) and The Mineral Resources Company II, LLC, a Delaware limited liability company and subsidiary of the Company (“Mineral Resources Company II”). The Initial Guarantors, Broadway Associates, SFPG and Mineral Resources Company II are the only subsidiaries of the Company.

(p) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its subsidiaries is in violation of its charter or bylaws or similar organizational documents or is in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or a subsidiary of the Company is a party or by which it may be bound (including, without limitation, agreements listed on Schedule B hereto), or to which any of the property or assets of the Company or a subsidiary of the Company is subject (each, an “Existing Instrument”), except for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Effect. The Company’s and Initial Guarantors’ execution, delivery and performance of this Agreement, the DTC Agreement and the Indenture, and the issuance and delivery of the Securities, and consummation of the transactions contemplated hereby and thereby and by the Offering Memorandum (i) will not result in any violation of the provisions of the charter or bylaws or similar organizational documents of the Company or the Initial Guarantors, (ii) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Initial Guarantors pursuant to any Existing Instrument and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or the Initial Guarantors, except, in the case of clauses (ii) and (iii) above, for such conflicts, breaches, Defaults, liens, charges, encumbrances or violations as would not, individually or in the aggregate, result in a Material Adverse Effect. Assuming the accuracy of the representations, warranties and covenants of the Initial Purchasers set forth herein, no consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for consummation of the transactions contemplated hereby and by the Offering Memorandum, except such as may be required by the Securities Act or the securities laws of the several states of the United States with respect to the Company’s or which, if not obtained or made, would not, individually or in the aggregate have a Material Adverse Effect or materially and adversely affect the ability of the Company or the Initial Guarantors to perform its obligations under this Agreement.

(q) Legal Proceedings. Except as described in, or in documents incorporated by reference in, the Offering Memorandum, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or its subsidiaries, could reasonably be expected to have a Material Adverse Effect or materially and adversely affect the ability of the Company or the Initial Guarantors to perform its obligations under this Agreement; to the knowledge of the Company, no such investigations, actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or others; and (i) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required by the Exchange Act to be disclosed in an annual report on Form 10-K or a quarterly report on Form 10-Q which are not so disclosed in the Offering Memorandum and (ii) there are no statutes, regulations or contracts or other documents that are required by the Exchange Act to be disclosed in an annual report on Form 10-K or a quarterly report on Form 10-Q which are not so disclosed in the Offering Memorandum.

(r) Licenses and Permits. The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Offering Memorandum, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in the Offering Memorandum, or as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

(s) Title to Real and Personal Property. Each of the Company and its subsidiaries has good and marketable title to all real and other property owned by it, in each case free and clear of all liens, encumbrances and defects except those (i) described in the Offering Memorandum or (ii) that would not, individually or in the aggregate, have a Material Adverse Effect. Except as described in the Offering Memorandum, each of the Company and its subsidiaries holds all leased real and other property under valid and enforceable leases, with such exceptions as would not have a Material Adverse Effect.

(t) Taxes. The Company and its subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof; and except as otherwise disclosed in the Offering Memorandum, or as would not, individually or in the aggregate, have a Material Adverse Effect, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or its subsidiaries or any of their respective properties or assets.

(u) Investment Company Act. Each of the Company and each Initial Guarantor is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Offering Memorandum, will not be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, “Investment Company Act”).

(v) Insurance. The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, which insurance is in amounts and insures against such losses and risks as are adequate to protect the Company and its subsidiaries and their respective businesses; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(w) No Labor Disputes. No labor disturbance by or dispute with employees of the Company or its subsidiaries exists or, to the knowledge of the Company, is contemplated or threatened; and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, except as would not have a Material Adverse Effect.

(x) No Restrictions on Subsidiaries. The Initial Guarantors are not currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to the Initial Guarantors from the Company or from transferring any of such subsidiary’s properties or assets to the Company.

(y) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(z) Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Offering Memorandum is not based on or derived from sources that are reliable and accurate in all material respects.

(aa) No Price Stabilization or Manipulation. None of the Company or its subsidiaries has taken and or will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(bb) Sarbanes-Oxley Act. There is and has been no failure on the part of the Company, its subsidiaries or any of their respective directors or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act of 2002 and any applicable rules and regulations promulgated in connection therewith, including Section 402 relating to loans and Sections 302 and 906 relating to certifications.

(cc) Accounting Controls. The Company and its subsidiaries maintain a system of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, the Company’s principal executive and principal financial officers, and effected by the Company’s board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including those policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the Company’s financial statements.

(dd) Disclosure Controls. The Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to provide reasonable assurance that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure.

(ee) Compliance with Environmental Laws. (i) The Company and its subsidiaries (A) are and, since January 1, 2017, have been in compliance with any and all applicable federal, state, local and foreign laws (including common law), rules, regulations, requirements, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (B) have received and are and, since January 1, 2017, have been in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws (collectively “Environmental Permits”) to conduct their respective businesses; (C) except as described in the Offering Memorandum, have not received any notice or claim relating to Environmental Laws, including, without limitation, any notice or claim of any actual or potential liability for the investigation or remediation of any hazardous or toxic substances or wastes, pollutants or contaminants, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice or claim; and (D) are not a party to any order, decree or agreement that imposes any obligation or liability under any Environmental Law and (ii) there are no costs or liabilities (whether accrued, contingent, absolute, determined, determinable or otherwise) associated with Environmental Laws or Environmental Permits, including, without limitation, any capital or operating expenditures required for cleanup, investigation or closure of properties or compliance with Environmental Laws or Environmental Permits, any related constraints on operating activities and any potential liabilities to third parties, of or relating to the Company or its subsidiaries, except in the case of each of (i) and (ii) above, for any such failure to comply, or failure to receive required Environmental Permits, or order, decree, or agreement, or cost or liability, as would not, individually or in the aggregate, have a Material Adverse Effect.

(ff) Compliance With ERISA. Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in compliance, in all material respects, with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding any transactions effected pursuant to a statutory or administrative exemption and transactions which, individually or in the aggregate, would not have a Material Adverse Effect; and no such plan is subject to Title IV of ERISA or the funding rules of Section 412 of the Code or Section 302 of ERISA.

(gg) Related Party Transactions. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Exchange Act to be disclosed in an annual report on Form 10-K which is not so disclosed in the Offering Memorandum.

(hh) Foreign Corrupt Practices Act. None of the Company, its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company, its subsidiaries and, to the knowledge of the Company, its respective affiliates have conducted their businesses in compliance with the FCPA, and have instituted and maintain and enforce policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(ii) No Conflict with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(jj) No Conflict with Sanctions Laws. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate or representative of the Company or any of its subsidiaries is an individual or entity (“Person”) that is currently the target or subject of any sanctions administered or enforced by the U.S. government, including without limitation, the Office of Foreign Assets Control of the U.S. Treasury Department, the U.S. Department of Commerce, the U.S. Department of State (collectively “Sanctions”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject of Sanctions. The Company will not, directly or indirectly, use the proceeds of the offering and sale of the Notes, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (i) to fund or facilitate any activities of or business with any Person that, at the time of such funding or facilitation, is the subject or target of Sanctions, or is in any country or territory, that, at the time of such funding or facilitation, is the subject or target of Sanctions, or (ii) in any other manner that will result in a violation by any Person (including any Person participating in the offering and sale of the Notes, whether as initial purchaser, underwriter, advisor, investor or otherwise) of Sanctions. For the past five years, the Company and its subsidiaries have not knowingly engaged in, and are not now knowingly engaged in, and will knowingly not engage in any dealings or transactions with any Person that, at the time of such dealing or transaction, is or was the subject or target of Sanctions or with or in any country or territory that is or was the target or subject of Sanctions.

(kk) Reserve Data. (i) The oil and natural gas reserve estimates of the Company and its subsidiaries as of December 31, 2015, 2016, 2017, 2018, 2019 and 2020 contained and/or incorporated by reference in the Offering Memorandum are derived from reports that have been prepared by, or have been audited by, Ryder Scott Company, LP, as set forth and to the extent indicated therein, and (ii) such estimates under (i) fairly reflect the oil and natural gas reserves of the Company and its subsidiaries, as applicable, at the dates indicated therein and are in accordance, in all material respects, with Commission guidelines applied on a consistent basis throughout the periods involved.

(ll) Independent Petroleum Engineers. Ryder Scott Company, LP has represented to the Company that it is, the Company believes it to be, and its engineers are independent petroleum engineers with respect to the Company and for the periods set forth in the Offering Memorandum.

(mm) eXtensible Business Reporting Language. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Offering Memorandum fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(nn) Unrestricted Subsidiary. Each of Broadway Associates, SFPG, and Mineral Resources Company II is designated an “Unrestricted Subsidiary” under the Indenture dated as of April 5, 2013, as amended, supplemented or otherwise modified, among the Company, the Initial Guarantors and Wilmington Trust, National Association, as trustee, the Indenture dated as of May 19, 2014 as amended, supplemented or otherwise modified, among Continental Resources, Inc., the Initial Guarantors and Wilmington Trust, National Association, as trustee, the Indenture dated as of December 8, 2017 as amended, supplemented or otherwise modified, among Continental Resources, Inc., the Initial Guarantors and Wilmington Trust, National Association, as trustee, and the Indenture dated as of November 25, 2020, as amended, supplemented or otherwise modified, among Continental Resources, Inc., the Initial Guarantors and Wilmington Trust, National Association, as trustee.

(oo) Cybersecurity. Except as disclosed in the Offering Memorandum or would not reasonably be expected to have a Material Adverse Effect, (i) the Company’s and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are, in the Company’s reasonable belief, adequate for, and operate and perform in all material respects as required in connection with the operation of their respective businesses as currently conducted and (ii) to the Company’s knowledge, the IT systems are free and clear of all material bugs, errors, defects, Trojan Horses, time bombs, malware and other corruptants. Except as disclosed in the Offering Memorandum, or would not reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries have used reasonable efforts to establish, implement and maintain commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their businesses, and to the Company’s knowledge there have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same. Except as disclosed in the Offering Memorandum or would not reasonably be expected to have a Material Adverse Effect, to the knowledge of the Company, the Company and its subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification.

(pp) Acquisition. The PSA has been duly authorized, executed and delivered by, and is a valid and binding agreement of the Company, enforceable in accordance with its terms, and, to the knowledge of the Company, the PSA has been duly authorized, executed and delivered by, and is a valid and binding agreement of the other parties thereto, enforceable in accordance with its terms, in each case except as enforcement thereof may be subject to or limited by bankruptcy, insolvency or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles. The Company has made available to the Initial Purchasers a complete and executed copy of the PSA, including the schedules and exhibits thereto, and to the knowledge of the Company, no facts or circumstances exist as of the date of this Agreement that would result in the Acquisition not being consummated.

Any certificate signed by an officer of the Company or an Initial Guarantor and delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company or such Initial Guarantor to each Initial Purchaser as to the matters set forth therein.

SECTION 2. Purchase, Sale and Delivery of the Securities.

(a) The Securities. Each of the Company and each Initial Guarantor agrees to issue and sell to the Initial Purchasers, all of the Securities, and the Initial Purchasers agree, severally and not jointly, to purchase from the Company and the Initial Guarantors the aggregate principal amount of Securities set forth opposite their names on Schedule A (1) at a purchase price of 99.300% of the principal amount of 2026 Notes, plus accrued interest from November 22, 2021 payable on the Closing Date and (2) at a purchase price of 99.172% of the principal amount of 2032 Notes, plus accrued interest from November 22, 2021 payable on the Closing Date, both on the basis of the representations, warranties and agreements herein contained, and upon the terms, subject to the conditions thereto, herein set forth.

(b) The Closing Date. Delivery of certificates for the Securities in definitive global form to be purchased by the Initial Purchasers and payment therefor shall be made at the offices of Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, New York (or such other place as may be agreed to by the Company and the Representatives) at 9:00 a.m. New York City time, on November 22, 2021, or such other time and date as the Representatives shall designate by notice to the Company (the time and date of such closing are called the “Closing Date”). The Company hereby acknowledges that circumstances under which the Representatives may provide notice to postpone the Closing Date as originally scheduled include, but are in no way limited to, any determination by the Company or the Initial Purchasers to re-circulate to investors copies of an amended or supplemented Offering Memorandum or a delay as contemplated by the provisions of Section 17 hereof.

(c) Delivery of the Securities. The Company shall deliver, or cause to be delivered, the Securities to the Representatives for the accounts of the several Initial Purchasers through the facilities of the Depositary on the Closing Date against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Securities shall be in such denominations and registered in the name of Cede & Co., as nominee of the Depositary, pursuant to the DTC Agreement, and shall be made available for inspection on the business day preceding the Closing Date at a location in New York City, as the Representatives may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Initial Purchasers.

(d) Initial Purchasers as Qualified Institutional Buyers. Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Company that it is a “qualified institutional buyer” within the meaning of Rule 144A (a “Qualified Institutional Buyer”).

SECTION 3. Additional Covenants. Each of the Company and each Initial Guarantor further covenants and agrees with each Initial Purchaser as follows:

(a) Preparation of Final Offering Memorandum; Initial Purchasers’ Review of Proposed Amendments and Supplements and Company Additional Written Communications. As promptly as practicable following the Time of Sale and in any event not later than the second business day following the date hereof, the Company will prepare and deliver to the Initial Purchasers the Final Offering Memorandum, which shall consist of the Preliminary Offering Memorandum as modified only by the information contained in the Pricing Supplement. The Company will not amend or supplement the Preliminary Offering Memorandum, the Pricing Supplement or the Final Offering Memorandum unless the Representatives shall previously have been furnished a copy of the proposed amendment or supplement at least two business days prior to the proposed use or filing, and shall not have objected to such amendment or supplement. Before making, preparing, using, authorizing, approving or distributing any Company Additional Written Communication, the Company will furnish to the Representatives a copy of such written communication for review and will not make, prepare, use, authorize, approve or distribute any such written communication to which the Representatives reasonably object.

(b) Amendments and Supplements to the Final Offering Memorandum and Other Securities Act Matters. If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement any of the Pricing Disclosure Package to comply with law, the Company will immediately notify the Initial Purchasers thereof and forthwith prepare and (subject to Section 3(a) hereof) furnish to the Initial Purchasers such amendments or supplements to any of the Pricing Disclosure Package as may be necessary so that the statements in any of the Pricing Disclosure Package as so amended or supplemented will not, in the light of the circumstances under which they were made, be misleading or so that any of the Pricing Disclosure Package will comply with all applicable law. If, prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Offering Memorandum, as then amended or supplemented, in order to make the statements therein, in the light of the circumstances when the Final Offering Memorandum is delivered to a Subsequent Purchaser, not misleading, or if in the judgment of the Representatives or counsel for the Initial Purchasers it is otherwise necessary to amend or supplement the Final Offering Memorandum to comply with law, the Company agrees to promptly prepare (subject to Section 3(a) hereof), and furnish at its own expense to the Initial Purchasers, amendments or supplements to the Final Offering Memorandum so that the statements in the Final Offering Memorandum as so amended or supplemented will not, in the light of the circumstances at the Closing Date and at the time of sale of Securities, be misleading or so that the Final Offering Memorandum, as amended or supplemented, will comply with all applicable law.

(c) Copies of the Offering Memorandum. The Company agrees to furnish the Initial Purchasers, without charge, as many copies of the Pricing Disclosure Package and the Final Offering Memorandum and any amendments and supplements thereto as they shall reasonably request.

(d) Blue Sky Compliance. Each of the Company and each Initial Guarantor shall cooperate with the Representatives and counsel for the Initial Purchasers to qualify or register (or to obtain exemptions from qualifying or registering) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States, the provinces of Canada or any other jurisdictions designated by the Representatives, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities. None of the Company or the Initial Guarantors shall be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Representatives promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, each of the Company and each Initial Guarantor shall use its commercially reasonable efforts to obtain the withdrawal thereof at the earliest possible moment.

(e) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Securities sold by it in the manner described under the caption “Use of Proceeds” in the Pricing Disclosure Package.

(f) The Depositary. The Company will cooperate with the Initial Purchasers and use its commercially reasonable efforts to permit the Securities to be eligible for clearance and settlement through the facilities of the Depositary.

(g) Additional Issuer Information. Prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, the Company shall file, on a timely basis, with the Commission and the New York Stock Exchange (the “NYSE”) all reports and documents required to be filed under Section 13 or 15 of the Exchange Act. Additionally, at any time when the Company is not subject to Section 13 or 15 of the Exchange Act, for the benefit of holders and beneficial owners from time to time of the Securities, the Company shall furnish, at its expense, upon request, to holders and beneficial owners of Securities and prospective purchasers of Securities information (“Additional Issuer Information”) satisfying the requirements of Rule 144A(d).

(h) Agreement Not To Offer or Sell Additional Securities. During the period beginning on, and including, the date hereof to, and including, the Closing Date, the Company will not, without the prior written consent of the Representatives (which consent may be withheld at the sole discretion of the Representatives), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1 under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any debt securities of the Company or securities exchangeable for or convertible into debt securities of the Company (other than as contemplated by this Agreement). For the avoidance of doubt, this paragraph (h) shall not affect the Company’s ability to borrow amounts under its revolving credit facility or to increase the commitments thereunder.

(i) Future Reports to the Initial Purchasers. At any time when the Company is not subject to Section 13 or 15 of the Exchange Act and any Securities remain outstanding, the Company will furnish to the Representatives and, upon request, to each of the other Initial Purchasers: (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, shareholders’ equity and cash flows for the year then ended and the opinion thereon of the Company’s independent registered public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, the Financial Industry Regulatory Authority, Inc. (“FINRA”) or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock or debt securities (including the holders of the Securities), if, in each case, such documents are not filed with the Commission within the time periods specified by the Commission’s rules and regulations under Section 13 or 15 of the Exchange Act.

(j) No Integration. The Company agrees that it will not and will cause its Affiliates not to make any offer or sale of securities of the Company of any class if, as a result of the doctrine of “integration” referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities by the Company to the Initial Purchasers, (ii) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof or by Rule 144A or by Regulation S thereunder or otherwise.

(k) No Restricted Resales. During the period of one year after the Closing Date, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to resell any of the Notes which constitute “restricted securities” under Rule 144 that have been reacquired by any of them.

(l) Legended Securities. Each certificate for a Security will bear a legend substantially to the effect of that contained in “Notice to Investors” in the Preliminary Offering Memorandum for the time period and upon the other terms stated in the Preliminary Offering Memorandum.

The Representatives on behalf of the several Initial Purchasers, may, in its sole discretion, waive in writing the performance by the Company or the Initial Guarantors of any one or more of the foregoing covenants or extend the time for their performance.

SECTION 4. Payment of Expenses. Each of the Company and each Initial Guarantor, jointly and severally, agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation, (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), (ii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Initial Purchasers, (iii) all fees and expenses of the Company’s and Initial Guarantors’ counsel, independent registered public accountants, independent petroleum engineers and other advisors, (iv) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Pricing Disclosure Package and the Final Offering Memorandum (including financial statements and exhibits), and all amendments and supplements thereto, this Agreement, the Indenture, the DTC Agreement and the Securities, (v) all filing fees and expenses incurred by the Company, the Initial Guarantors or the Initial Purchasers in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States, the provinces of Canada or other jurisdictions designated by the Initial Purchasers (including, without limitation, the cost of preparing, printing and mailing preliminary and final blue sky or legal investment memoranda and any related supplements to the Pricing Disclosure Package or the Final Offering Memorandum), (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture, the Securities, (vii) any fees payable in connection with the rating of the Securities with the ratings agencies, (viii) any filing fees incident to the review by FINRA, if any, of the terms of the sale of the Securities and (ix) all fees and expenses (including reasonable fees and expenses of counsel) of the Company and Initial Guarantors in connection with approval of the Securities by the Depositary for “book-entry” transfer, and the performance by the Company and Initial Guarantors of their respective other obligations under this Agreement. The Initial Purchasers agree to pay all of their and the Company’s expenses incident to the “road show” for the offering of the Securities, including the cost of leasing any airplane or other transportation. Except as provided in this Section 4 and Sections 6, 8 and 9 hereof, the Initial Purchasers shall pay their own expenses, including the fees and disbursements of their counsel.

SECTION 5. Conditions of the Obligations of the Initial Purchasers. The obligations of the several Initial Purchasers to purchase and pay for the Securities as provided herein on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Company and the Initial Guarantors set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made and to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

(a) Accountants’ Comfort Letter. On the date hereof, the Initial Purchasers shall have received from Grant Thornton LLP, independent registered public accountants for the Company, a “comfort letter” dated the date hereof addressed to the Initial Purchasers, in form and substance satisfactory to the Representatives, covering the financial information in the Preliminary Offering Memorandum and the Pricing Supplement and other customary matters. In addition, on the Closing Date, the Initial Purchasers shall have received from such accountants, a “bring-down comfort letter” dated the Closing Date addressed to the Initial Purchasers, in form and substance satisfactory to the Representatives, in the form of the “comfort letter” delivered on the date hereof, except that (i) it shall cover the financial information in the Final Offering Memorandum and any amendment or supplement thereto and (ii) procedures shall be brought down to a date no more than five days prior to the Closing Date.

(b) Reserve Letters. On the date hereof and on the Closing Date, Ryder Scott Company, LP shall have furnished to the Representatives, at the request of the Company, reserve report confirmation letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in such letters to Initial Purchasers with respect to the reserve and other operational information as of December 31, 2016, 2017, 2018, 2019 and 2020 contained in the Offering Memorandum.

(c) No Material Adverse Change or Ratings Agency Change. For the period from and after the date of this Agreement and prior to the Closing Date:

(i) in the judgment of the Representatives there shall not have occurred any Material Adverse Change; and

(ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities or indebtedness of the Company or the Initial Guarantors by any “nationally recognized statistical rating organization” as such term is defined in Section 3(a)(62) of the Exchange Act.

(d) Opinion of Counsel for the Company. On the Closing Date, the Initial Purchasers shall have received, in form and substance reasonably satisfactory to the Representatives, the favorable opinions of (i) Crowe & Dunlevy, Oklahoma counsel to the Company and (ii) Vinson & Elkins L.L.P., special counsel for the Company, each dated as of such Closing Date, the forms of which are attached as Exhibits A-1 and A-2, respectively.

(e) Opinion of Counsel for the Initial Purchasers. On the Closing Date, the Initial Purchasers shall have received the favorable opinion of Davis Polk & Wardwell LLP, counsel for the Initial Purchasers, dated as of such Closing Date, with respect to such matters as may be reasonably requested by the Initial Purchasers.

(f) Officers’ Certificate. On the Closing Date, the Initial Purchasers shall have received, in form and substance reasonably satisfactory to the Representatives, a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of the Company and the Initial Guarantors and the Chief Financial Officer or Chief Accounting Officer of the Company and the Initial Guarantors (or in the case of Mineral Resources, the Chief Executive Officer and a Vice President), dated as of the Closing Date, to the effect set forth in Section 5(c)(ii) hereof, and further to the effect that:

(i) for the period from and after the date of this Agreement and prior to the Closing Date there has not occurred any Material Adverse Change;

(ii) the representations, warranties and covenants of the Company and the Initial Guarantors set forth in Section 1 hereof were true and correct as of the date hereof and are true and correct as of the Closing Date with the same force and effect as though expressly made on and as of the Closing Date; and

(iii) each of the Company and each Initial Guarantor has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

(g) Indenture. The Company and the Initial Guarantors shall have executed and delivered the Indenture, in form and substance reasonably satisfactory to the Initial Purchasers, and the Initial Purchasers shall have received executed copies thereof.

(h) Additional Documents. On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representatives by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Sections 4, 6, 8 and 9 hereof shall at all times be effective and shall survive such termination.

SECTION 6. Reimbursement of Initial Purchasers’ Expenses. If this Agreement is terminated by the Representatives pursuant to Section 5 or clauses (i) or (v) of Section 10 hereof, including if the sale to the Initial Purchasers of the Securities on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Company or any Initial Guarantor to perform any agreement herein or to comply with any provision hereof, the Company and the Initial Guarantors, jointly and severally, agree to reimburse the Initial Purchasers, severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Initial Purchasers in connection with the proposed purchase and the offering and sale of the Securities, including, without limitation, fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

SECTION 7. Offer, Sale and Resale Procedures. Each of the Initial Purchasers, on the one hand, and the Company and the Initial Guarantors, on the other hand, hereby agree to observe the following procedures in connection with the offer and sale of the Securities:

(A) Offers and sales of the Securities will be made only by the Initial Purchasers or Affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are permitted to be made. Each such offer or sale shall only be made to persons whom the offeror or seller reasonably believes to be Qualified Institutional Buyers or non-U.S. persons outside the United States to whom the offeror or seller reasonably believes offers and sales of the Securities may be made in reliance upon Regulation S upon the terms and conditions set forth in Annex I hereto, which Annex I is hereby expressly made a part hereof.

(B) No general solicitation or general advertising (within the meaning of Rule 502 under the Securities Act) will be used in the United States in connection with the offering of the Securities, and the Company and the Initial Guarantors will not solicit offers for, or offer or sell, the Securities in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act and will not engage in any directed selling efforts with respect to the Securities within the meaning of Regulation S, and the Company and the Initial Guarantors will comply with the offering restrictions requirement of Regulation S with respect to the Securities.

(C) Upon original issuance by the Company, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Securities (and all securities issued in exchange therefor or in substitution thereof) shall bear the legend substantially in the form of that contained in “Notice to Investors” in the Preliminary Offering Memorandum for the time period and upon the other terms stated in the Preliminary Offering Memorandum.

Following the sale of the Securities by the Initial Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Company or any Guarantors for any losses, damages or liabilities suffered or incurred by the Company or any Guarantors, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Security by Subsequent Purchasers.

SECTION 8. Indemnification.

(a) Indemnification of the Initial Purchasers. Each of the Company and each Initial Guarantor, jointly and severally, agrees to indemnify and hold harmless each Initial Purchaser, its directors, officers, employees and affiliates and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Initial Purchaser, director, officer, employee, affiliate or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company or as otherwise permitted by Section 8(d) hereof), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based: (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Pricing Supplement, any Company Additional Written Information, any “non-deal” roadshow prior to the launch of the offering contemplated hereby, or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) any act or failure to act or any alleged act or failure to act by any Initial Purchaser in connection with, or relating in any manner to, the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (i) above, provided that neither the Company nor any Initial Guarantor shall be liable under this clause (ii) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Initial Purchaser through its gross negligence or willful misconduct; and to reimburse each Initial Purchaser and each such director, officer, employee, affiliate or controlling person for any and all expenses (including the fees and disbursements of counsel chosen by the Representatives) as such expenses are reasonably incurred by such Initial Purchaser or such director, officer, employee, affiliate or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Representatives expressly for use in the Preliminary Offering Memorandum, the Pricing Supplement, any Company Additional Written Information, any “non-deal” roadshow prior to the launch of the offering contemplated hereby or the Final Offering Memorandum (or any amendment or supplement thereto), which for the avoidance of doubt, consists of the Initial Purchaser Provided Information (as defined in Section 8(b)). The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Company may otherwise have.

(b) Indemnification of the Company and the Initial Guarantors. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, the Initial Guarantors, each of their respective directors and officers and each person, if any, who controls the Company or the Initial Guarantors within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, the Initial Guarantors or any such director, officer or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Initial Purchaser or as otherwise permitted by Section 8(d) hereof), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Pricing Supplement, any Company Additional Written Information, any “non-deal” roadshow prior to the launch of the offering contemplated hereby or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Preliminary Offering Memorandum, the Pricing Supplement, any Company Additional Written Information, any “non-deal” roadshow prior to the launch of the offering contemplated hereby or the Final Offering Memorandum (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Representatives on behalf of such Initial Purchaser expressly for use therein; and to reimburse the Company, the Initial Guarantors and each such director, officer or controlling person for any and all expenses (including the fees and disbursements of counsel) as such expenses are reasonably incurred by the Company, the Initial Guarantors or such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. Each of the Company and each Initial Guarantor hereby acknowledges that the only information that the Initial Purchasers through the Representatives have furnished to the Company (the “Initial Purchaser Provided Information”) expressly for use in the Preliminary Offering Memorandum, the Pricing Supplement, any Company Additional Written Information, any “non-deal” roadshow prior to the launch of the offering contemplated hereby or the Final Offering Memorandum (or any amendment or supplement thereto) are the statements set forth in the sixth paragraph (second and third sentences only) and the seventh paragraph under the caption “Plan of Distribution” in the Preliminary Offering Memorandum and the Final Offering Memorandum. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Initial Purchaser may otherwise have.

(c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 8 or to the extent it is not materially prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel)), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

(d) Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Section 8, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include any statements as to or any findings of fault, culpability or failure to act by or on behalf of any indemnified party.

SECTION 9. Contribution. If the indemnification provided for in Section 8 hereof is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Initial Guarantors, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Initial Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Initial Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company, and the total discount received by the Initial Purchasers bear to the aggregate initial offering price of the Securities. The relative fault of the Company and the Initial Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company and the Initial Guarantors, on the one hand, or the Initial Purchasers, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or inaccuracy.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8 hereof, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 8 hereof with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8 hereof for purposes of indemnification.

The Company, the Initial Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.

Notwithstanding the provisions of this Section 9, no Initial Purchaser shall be required to contribute any amount in excess of the discount received by such Initial Purchaser in connection with the Securities distributed by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective commitments as set forth opposite their names in Schedule A. For purposes of this Section 9, each director, officer, affiliate and employee of an Initial Purchaser and each person, if any, who controls an Initial Purchaser within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each director and officer of the Company or the Initial Guarantors, and each person, if any, who controls the Company or the Initial Guarantors with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company and the Initial Guarantors.

SECTION 10. Termination of this Agreement. Prior to the Closing Date, this Agreement may be terminated by the Representatives by notice given to the Company if at any time: (i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by the NYSE; (ii) trading in securities generally on either the Nasdaq Stock Market or the NYSE shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such quotation system or stock exchange by the Commission or FINRA; (iii) a general banking moratorium shall have been declared by any federal, New York or Oklahoma authorities; (iv) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Representatives is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities in the manner and on the terms described in the Pricing Disclosure Package or to enforce contracts for the sale of securities; and (v) the representation in Section 1(d) is incorrect in any respect. Any termination pursuant to this Section 10 shall be without liability on the part of (a) the Company or the Initial Guarantors to any Initial Purchaser, except that the Company and the Initial Guarantors shall be obligated to reimburse the expenses of the Initial Purchasers pursuant to Sections 4 and 6 hereof, (b) any Initial Purchaser to the Company, or (c) any party hereto to any other party except that the provisions of Sections 8 and 9 hereof shall at all times be effective and shall survive such termination.

SECTION 11. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Initial Guarantors, their respective officers and the several Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser, the Company, the Initial Guarantors or any of their employees, officers, directors, affiliates or any controlling person referred to in Section 8, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.

SECTION 12. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered, couriered or facsimiled and confirmed to the parties hereto as follows:

If to the Initial Purchasers:

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Facsimile: (646) 291-1469

Attention: General Counsel

BofA Securities, Inc.

1540 Broadway

NY8-540-26-02

New York, New York 10036

Facsimile: (646) 855-5958

Attention: High Grade Transaction Management/Legal

Email: dg.hg_ua_notices@bofa.com

TD Securities (USA) LLC

1 Vanderbilt Avenue, 12th Floor

New York, New York 10017

Attention: Transaction Execution Group

Email: USTMG@tdsecurities.com

RBC Capital Markets, LLC

Brookfield Place

200 Vesey Street, 8th Floor

New York, New York 10281

Facsimile: (212) 428-6308

Attention: Transaction Management Group

with a copy to:

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, New York 10017

Facsimile: (212) 701-5800

Attention: Derek J. Dostal

If to the Company or the Initial Guarantors:

Continental Resources, Inc.

20 N. Broadway

Oklahoma City, Oklahoma 73102

Facsimile: (405) 234-9132

Attention: John Hart

with a copy to:

Vinson & Elkins L.L.P.

1001 Fannin Street, Suite 2500

Houston, Texas 77002

Facsimile: (713) 758-2222

Attention: David P. Oelman and Michael S. Telle

Any party hereto may change the address or facsimile number for receipt of communications by giving written notice to the others.

SECTION 13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the indemnified parties referred to in Sections 8 and 9 hereof, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term “successors” shall not include any Subsequent Purchaser of other purchaser of the Securities as such from any of the Initial Purchasers merely by reason of such purchase.

SECTION 14. Authority of the Representatives. Any action by the Initial Purchasers hereunder may be taken by the Representatives on behalf of the Initial Purchasers, and any such action taken by the Representatives shall be binding upon the Initial Purchasers.

SECTION 15. Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 16. Governing Law Provisions.

THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

SECTION 17. Default of One or More of the Several Initial Purchasers. If any one or more of the several Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on the Closing Date, and the aggregate principal amount of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase does not exceed 10% of the aggregate principal amount of the Securities to be purchased on such date, the other Initial Purchasers shall be obligated, severally, in the proportions that the principal amount of Securities set forth opposite their respective names on Schedule A bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as may be specified by the

Initial Purchasers with the consent of the non-defaulting Initial Purchasers, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on the Closing Date. If any one or more of the Initial Purchasers shall fail or refuse to purchase Securities and the aggregate principal amount of Securities with respect to which such default occurs exceeds 10% of the aggregate principal amount of Securities to be purchased on the Closing Date, and arrangements satisfactory to the Initial Purchasers and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Sections 4, 6, 8 and 9 hereof shall at all times be effective and shall survive such termination. In any such case either the Initial Purchasers or the Company shall have the right to postpone the Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Final Offering Memorandum or any other documents or arrangements may be effected.

As used in this Agreement, the term “Initial Purchaser” shall be deemed to include any person substituted for a defaulting Initial Purchaser under this Section 17. Any action taken under this Section 17 shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

SECTION 18. No Advisory or Fiduciary Responsibility. Each of the Company and each Initial Guarantor acknowledges and agrees that: (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Initial Guarantors, on the one hand, and the several Initial Purchasers, on the other hand, and the Company and the Initial Guarantors are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Initial Purchaser is and has been acting solely as a principal and is not the agent or fiduciary of the Company, Initial Guarantors or their respective affiliates, stockholders, creditors or employees or any other party; (iii) no Initial Purchaser has assumed or will assume an advisory or fiduciary responsibility in favor of the Company or the Initial Guarantors with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Initial Purchaser has advised or is currently advising the Company or the Initial Guarantors on other matters) or any other obligation to the Company and the Initial Guarantors except the obligations expressly set forth in this Agreement; (iv) the several Initial Purchasers and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Initial Guarantors and that the several Initial Purchasers have no obligation to disclose any of such interests by virtue of any fiduciary or advisory relationship; and (v) the Initial Purchasers have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company and the Initial Guarantors have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.

This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Initial Guarantors and the several Initial Purchasers, or any of them, with respect to the subject matter hereof. The Company and the Initial Guarantors hereby waive and release, to the fullest extent permitted by law, any claims that the Company and the Initial Guarantors may have against the several Initial Purchasers with respect to any breach or alleged breach of fiduciary duty.

SECTION 19. Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Initial Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Initial Purchasers to properly identify their respective clients.

SECTION 20. Recognition of the U.S. Special Resolution Regimes.

(a) In the event that any Initial Purchaser that is a Covered Entity (as defined below) becomes subject to a proceeding under a U.S. Special Resolution Regime (as defined below), the transfer from such Initial Purchaser of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Initial Purchaser that is a Covered Entity or a BHC Act Affiliate (as defined below) of such Initial Purchaser becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights (as defined below) under this Agreement that may be exercised against such Initial Purchaser are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 20:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

SECTION 21. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile or other electronic transmission (i.e., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The words “execution,” “signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement or the other Transaction Documents shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

[Signature Page as Follows]

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

CONTINENTAL RESOURCES, INC.

By:	/s/ John Hart
Name: John Hart
Title: Senior Vice President, Chief Financial Officer and Chief Strategy Officer

BANNER PIPELINE COMPANY, L.L.C., as Initial Guarantor

By:	/s/ John Hart
Name: John Hart
Title: Manager

CLR ASSET HOLDINGS, LLC, as Initial Guarantor

By:	Continental Resources, Inc., its Member and Manager

By:	/s/ John Hart
Name: John Hart
Title: Vice President

[Signature Page – Purchase Agreement]

THE MINERAL RESOURCES COMPANY, as Initial Guarantor

By:	/s/ John Hart
Name: John Hart
Title: Vice President

[Signature Page – Purchase Agreement]

The foregoing Purchase Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first above written.

BY: CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Brian D. Bednarski
Name: Brian D. Bednarski
Title: Managing Director

Acting on behalf of itself and as a Representative of the several Initial Purchasers

[Signature Page – Purchase Agreement]

The foregoing Purchase Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first above written.

BY: BOFA SECURITIES, INC.

By:	/s/ Kevin Wehler
Name: Kevin Wehler
Title: Managing Director

Acting on behalf of itself and as a Representative of the several Initial Purchasers

[Signature Page – Purchase Agreement]

The foregoing Purchase Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first above written.

BY: TD SECURITIES (USA) LLC

By:	/s/ Luiz Lanfredi
Name: Luiz Lanfredi
Title: Director

Acting on behalf of itself and as a Representative of the several Initial Purchasers

[Signature Page – Purchase Agreement]

The foregoing Purchase Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first above written.

BY: RBC CAPITAL MARKETS, LLC

By:	/s/ John M. Scorzo
Name: John M. Scorzo
Title: Managing Director, Debt Capital Markets

Acting on behalf of itself and as a Representative of the several Initial Purchasers

[Signature Page – Purchase Agreement]

SCHEDULE A

Initial Purchasers	Aggregate Principal Amount of 2026 Notes to be Purchased	Aggregate Principal Amount of 2032 Notes to be Purchased
Citigroup Global Markets Inc.	$200,000,000.00	$200,000,000.00
BofA Securities, Inc.	$80,000,000.00	$80,000,000.00
TD Securities (USA) LLC	$80,000,000.00	$80,000,000.00
RBC Capital Markets, LLC	$66,000,000.00	$66,000,000.00
J.P. Morgan Securities LLC	$53,429,000.00	$53,429,000.00
Mizuho Securities USA LLC	$53,429,000.00	$53,429,000.00
Morgan Stanley & Co. LLC	$53,429,000.00	$53,429,000.00
MUFG Securities Americas Inc.	$53,429,000.00	$53,429,000.00
Truist Securities, Inc.	$53,428,000.00	$53,428,000.00
U.S. Bancorp Investments, Inc.	$53,428,000.00	$53,428,000.00
Wells Fargo Securities, LLC	$53,428,000.00	$53,428,000.00

Total	$800,000,000.00	$800,000,000.00

SCHEDULE B

1.

Revolving Credit Agreement dated as of October 29, 2021 among Continental Resources, Inc., as borrower, Banner Pipeline Company L.L.C., CLR Asset Holdings, LLC and The Mineral Resources Company, as guarantors, MUFG Union Bank, N.A., as administrative agent, and the other lenders party thereto

2.	Indenture dated as of April 5, 2013, as amended, supplemented or otherwise modified, among the Company, the Initial Guarantors and Wilmington Trust, National Association, as trustee.

3.	Indenture dated as of May 19, 2014, as amended, supplemented or otherwise modified among the Company, the Initial Guarantors and Wilmington Trust, National Association, as trustee.

4.	Indenture dated as of December 8, 2017, as amended, supplemented or otherwise modified among the Company, the Initial Guarantors and Wilmington Trust, National Association, as trustee.

5.	Indenture dated as of November 25, 2020, as amended, supplemented or otherwise modified among the Company, the Initial Guarantors and Wilmington Trust, National Association, as trustee.

EXHIBIT A-1

Form of Opinion of Crowe & Dunlevy, Oklahoma Counsel to the Company

[•], 2021

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

BofA Securities, Inc.

One Bryant Park

New York, New York 10036

TD Securities (USA) LLC

1 Vanderbilt Avenue, 12th Floor

New York, New York 10017

RBC Capital Markets, LLC

Brookfield Place

200 Vesey Street, 8th Floor

New York, New York 10281

As Representatives of the Initial Purchasers

Re:	[•]% Senior Notes due [•] and [•]% Senior Notes due [•] of Continental Resources, Inc.

Ladies and Gentlemen:

We have acted as Oklahoma counsel to Continental Resources, Inc., an Oklahoma corporation (the “Company”), in connection with the offer and sale by the Company of its [•]% Senior Notes due [•] (the “[•] Notes”) and its [•]% Senior Notes due [•] (the “[•] Notes,” and collectively with the “[•] Notes,” the “Notes”), pursuant to that certain Purchase Agreement dated November [•], 2021 (the “Purchase Agreement”), by and among the Company, Banner Pipeline Company, L.L.C., an Oklahoma limited liability company (“Banner”), CLR Asset Holdings, LLC, an Oklahoma limited liability company (“Asset Holdings”), and The Mineral Resources Company, an Oklahoma corporation (“Mineral Resources”; Banner, Asset Holdings and Mineral Resources are referred to collectively as the “Initial Guarantors” and each individually an “Initial Guarantor”), and Citigroup Global Markets Inc., BofA Securities, Inc., TD Securities (USA) LLC and RBC Capital Markets, LLC, as representatives of the Initial Purchasers. The Notes are guaranteed by the Initial Guarantors and have been issued under an Indenture dated as of [•], 2021 (the “Indenture”), among the Company, the Initial Guarantors and Wilmington Trust, National Association, as trustee (the “Trustee”).

B-1

This opinion is being delivered to you at the request of the Company pursuant to Section 5(d) of the Purchase Agreement. Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Purchase Agreement.

For purposes hereof, we have examined originals or copies, certified or otherwise identified to our satisfaction, of: (i) the certificate of incorporation or articles of organization, as applicable, and the bylaws or limited liability company operating agreement, as applicable, of the Company and each of the Initial Guarantors, each as amended to date (each such entity’s “Organizational Documents”); (ii) the Purchase Agreement; (iii) the Indenture; (iv) the Notes; (v) the Guarantees; (vi) the DTC Agreement; (vii) certain resolutions of the board of directors of the Company, of the sole member of Banner and Asset Holdings, and of the board of directors of Mineral Resources relating to, among other matters, the authorization, execution and delivery of the Purchase Agreement, the Indenture and the Guarantees in the name of the Company and/or the respective Initial Guarantors, as applicable, and the issuance and sale of the Notes pursuant to the Purchase Agreement; and (viii) such other certificates, statutes and other instruments and documents as we considered appropriate for purposes of the opinions hereafter expressed. As to any facts material to the opinions contained herein, we have made no independent investigation of such facts and have relied, to the extent that we deem such reliance proper, upon certificates of public officials and of one or more officers of the Company.

In such examination, we (a) have assumed that all documents submitted to us as originals are authentic, that all copies submitted to us conform to the originals thereof, and that the signatures on all documents examined by us are genuine, and (b) with respect to the opinions expressed in paragraphs 1 and 2 below as to the good standing and due qualification of the Company and the Initial Guarantors in Oklahoma and various other states, have relied upon certificates of good standing issued by the Secretary of State (or equivalent public official) of such states as of a recent date. We have made such additional investigations or inquiries as we have deemed appropriate or necessary for the purposes of rendering these opinions.

On the basis of all of the foregoing and in reliance thereon, and upon consideration of applicable laws, subject to the qualifications and limitations described below, we are of the opinion that:

1. Each of the Company and the Initial Guarantors has been duly organized and is validly existing and in good standing under the laws of the State of Oklahoma.

2. Each of the Company and the Initial Guarantors is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification and has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect. To our knowledge, the Company has no subsidiaries other than the Initial Guarantors, Broadway Associates, SFPG, and Mineral Resources Company II.

3. Each of the Company and the Initial Guarantors has full right, power and authority to execute and deliver the Purchase Agreement and to perform its obligations thereunder, and all action required to be taken by the Company and the Initial Guarantors for the due and proper authorization, execution and delivery of the Purchase Agreement and the consummation of the transactions contemplated thereby has been duly and validly taken.

4. Each of the Company and the Initial Guarantors has full right, power and authority to execute and deliver the Indenture and to perform its obligations thereunder, and the Indenture has been duly authorized, executed and delivered by the Company and the Initial Guarantors.

5. The Company has full right, power and authority to execute and deliver the Notes and to perform its obligations thereunder, and the Notes have been duly authorized by the Company for issuance and sale pursuant to the Purchase Agreement and the Indenture.

6. Each of the Initial Guarantors has full right, power and authority to execute and deliver the Guarantees of the Notes and to perform its obligations thereunder, and the Guarantees of the Notes have been duly authorized by the Initial Guarantors for issuance and sale pursuant to the Purchase Agreement. The Indenture and the notations of Guarantees affixed to the Notes have been duly executed by the Initial Guarantors.

7. The execution and delivery of the Purchase Agreement, the DTC Agreement, the Securities and the Indenture by the Company and the Initial Guarantors and the performance by each of the Company and the Initial Guarantors of its obligations thereunder: (i) will not result in any violation of the provisions of the Organizational Documents of the Company or the Initial Guarantors, (ii) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Initial Guarantors pursuant to, any material agreement identified on Annex A attached to this opinion, or (iii) to our knowledge, will not result in any violation of any law, administrative regulation or administrative or court decree of the State of Oklahoma applicable to the Company or the Initial Guarantors, other than any securities law or regulation, and except in the case of clauses (ii) and (iii), for any such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

8. To our knowledge, except as described in the Pricing Disclosure Package and the Final Offering Memorandum, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company, any of the Initial Guarantors, or any of Broadway Associates, SFPG, or Mineral Resources Company II is or may be a party or to which any property of the Company, any of the Initial Guarantors, or any of Broadway Associates, SFPG, or Mineral Resources Company II is or may be the subject which are required by the Exchange Act to be disclosed in an annual report on Form 10-K or a quarterly report on Form 10-Q and which are not so disclosed in the Pricing Disclosure Package and the Final Offering Memorandum, and to our knowledge, no such investigations, actions, suits or proceedings are threatened by any governmental or regulatory authority or threatened by others.

The opinions expressed herein are subject to the following limitations, qualifications and exceptions:

A. We are admitted to the practice of law in the State of Oklahoma. Our opinions expressed herein are limited to the laws of the State of Oklahoma, and we do not express any opinion concerning the law of any other jurisdiction.

B. This letter is being furnished to the Initial Purchasers for their sole use and reliance and the use and reliance of their legal counsel in connection with the Purchase Agreement and the transactions contemplated therein. This letter may not be relied upon for any reason other than for the purpose for which it is being furnished, nor is this letter to be relied upon by any person other than the Initial Purchasers and their legal counsel. This letter may not be quoted in whole or in part or otherwise referred to in any other transaction and may not be filed or furnished to any other person or governmental agency (except to the extent required by law) without our prior written consent. Notwithstanding the foregoing, (i) the Trustee is entitled to rely upon the opinions expressed in paragraphs 1, 2, and 4 through 6 of this letter as if this letter were addressed to it, and (ii) Vinson & Elkins L.L.P., special counsel to the Company, is entitled to rely upon the opinions expressed in paragraphs 1 through 6 of this letter as if this letter were addressed to it.

C. To the extent that any opinion made herein refers to our “knowledge,” such opinion is based on the present knowledge of the attorneys in our firm who are responsible for advising the Company in connection with the transactions contemplated by the Purchase Agreement (after inquiry with others in our firm who are advising or have advised the Company as to other matters, as we deemed appropriate).

D. We have not relied upon, nor do we undertake for the purposes of the opinions in this letter the responsibility to review, the records of any court or administrative or governmental body to determine the existence of any judicial or administrative proceeding, order, decree, writ or judgment.

E. The opinions expressed herein are rendered as of the date of this letter. We assume no obligation to update or supplement this letter to reflect any facts or circumstances that may hereafter come to our attention or any changes in the law that may occur after the date hereof.

F. This letter is limited to the matters expressly stated herein, and no opinion is implied or may be inferred beyond such matters. In particular and without limiting the foregoing, we express no opinion regarding the validity, the binding effect or the enforceability of any agreement against the Company or any of the Initial Guarantors.

G. We understand that you are receiving a separate opinion letter dated the date hereof from Vinson & Elkins L.L.P., special counsel to the Company. We assume no responsibility for the opinions and statements contained therein.

Very truly yours,
CROWE & DUNLEVY,
A Professional Corporation

By:

Exhibit A-1-1

Annex A

1.

Membership Interest Assignment Agreement dated March 30, 2006, by and among Continental Resources, Inc., the Harold Hamm Revocable Inter Vivos Trust, the Harold Hamm HJ Trust and the Harold Hamm DST Trust.

2.

Registration Rights Agreement dated as of May 18, 2007, by and among Continental Resources, Inc., the Revocable Inter Vivos Trust of Harold G. Hamm, the Harold Hamm DST Trust and the Harold Hamm HJ Trust.

3.	Registration Rights Agreement dated as of August 13, 2012, by and among Continental Resources, Inc., the Revocable Inter Vivos Trust of Harold G. Hamm and Jeffrey B. Hume.

Exhibit A-1-2

EXHIBIT A-2

Form of Opinion of Vinson & Elkins L.L.P., Special Counsel for the Company

November [•], 2021

Citigroup Global Markets Inc.

BofA Securities, Inc.

TD Securities (USA) LLC

RBC Capital Markets, LLC

As Representatives of the Initial Purchasers

c/o	Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

c/o	BofA Securities, Inc.

One Bryant Park

New York, New York 10036

c/o	TD Securities (USA) LLC

1 Vanderbilt Avenue, 12th Floor

New York, New York 10017

c/o	RBC Capital Markets, LLC

Brookfield Place

200 Vesey Street, 8th Floor

New York, New York 10281

Ladies and Gentlemen:

We have acted as counsel to Continental Resources, Inc., an Oklahoma corporation (the “Company”), in connection with the sale of $[•] aggregate principal amount of the Company’s [•]% Senior Notes due 2026 (the “2026 Notes”) and [•]% Senior Notes due 2032 (the “2032 Notes”, and together with the 2026 Notes, the “Notes”).

This letter is being furnished to you pursuant to Section 5(d)(ii) of the Purchase Agreement, dated November [•], 2021 (the “Purchase Agreement”), among the Company, the Initial Guarantors (as defined in the Purchase Agreement) and you, as representatives of the several initial purchasers named in Schedule A thereto (the “Initial Purchasers”), relating to the issuance and sale to the Initial Purchasers of the Notes. The Notes are to be issued under an Indenture, dated as of November [•], 2021 (the “Indenture”), by and among the Company, the Initial Guarantors and Wilmington Trust, National Association, as trustee (the “Trustee”). The Notes will be guaranteed on a senior unsecured basis by the Initial Guarantors (the “Guarantees” and together with the Notes, the “Securities”). Capitalized terms used in this letter and not defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

We have examined originals, or copies certified or otherwise identified, of:

(i)	the Purchase Agreement;

(ii)	the Indenture;

(iii)

the Preliminary Offering Memorandum, dated November [•], 2021, including the documents incorporated by reference therein (the “Preliminary Offering Memorandum”), relating to the offering and sale of the Notes;

(iv)

the Pricing Supplement, dated November [•], 2021 (the “Pricing Supplement” and, together with the Preliminary Offering Memorandum, the “Pricing Disclosure Package”), relating to the offering and sale of the Notes;

(v)

the Final Offering Memorandum, dated November [•], 2021, including the documents incorporated by reference therein (the “Final Offering Memorandum,” together with the Pricing Disclosure Package, the “Offering Memorandum”), relating to the offering and sale of the Notes;

(vi)	the global certificates representing the Notes;

(vii)	certain other documents delivered to the Initial Purchasers on the Closing Date;

(viii)	certificates of public officials and of officers and other representatives of the Company and the Initial Guarantors; and

(ix)	statutes and other instruments and documents as we have deemed necessary or advisable for purposes of the opinions hereinafter expressed.

In giving the opinions set forth below, we have relied, without independent investigation or verification, upon the certificates, statements or other representations of officers or other representatives of the Company and the Initial Guarantors with respect to the accuracy and completeness of the material factual matters contained in such certificates, statements or other representations. In making our examination, we have assumed that all signatures on documents examined by us are genuine, all documents submitted to us as originals are authentic and complete and all documents submitted to us as certified or photostatic copies are true and correct copies of the originals of such documents.

Based on the foregoing and subject to the qualifications and limitations set forth below, we are of the opinion that as of the date hereof:

(a) Assuming the due authorization, execution and delivery by each of the parties thereto, the Indenture, including the Guarantees contained therein, constitutes a valid and legally binding agreement of the Company and the Initial Guarantors, enforceable against the Company and the Initial Guarantors in accordance with its terms, subject to the Enforceability Exceptions (as defined below).

(b) Assuming the due authorization and execution of the Notes by the Company, the Notes, when executed, issued and authenticated in accordance with the terms of the Indenture and delivered and paid for in accordance with the terms of the Purchase Agreement, will be the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions (as defined below).

(c) The statements in the Pricing Disclosure Package and the Offering Memorandum under the caption “Description of Notes” insofar as they purport to describe or summarize certain provisions of the Notes, the Guarantees, or the Indenture and under the caption “Description of Other Indebtedness” insofar as they purport to describe or summarize certain contracts, are accurate descriptions or summaries in all material respects.

(d) The statements in the Pricing Disclosure Package and the Offering Memorandum under the caption “Certain United States Federal Income Tax Consequences,” insofar as such statements purport to constitute summaries of United States federal income tax law and regulations or legal conclusions with respect thereto, are accurate summaries in all material respects, subject to the assumptions and qualifications set forth therein.

(e) The execution and delivery of the Purchase Agreement and the Indenture and the issuance and sale of the Notes and the Guarantees by the Company and the Initial Guarantors to you and the other Initial Purchasers pursuant to the Purchase Agreement do not on the date hereof: (i) result in the breach of or a default under any of the agreements listed on Schedule A hereto (provided that we express no opinion as to compliance with any financial or accounting test, or any limitation or restriction expressed as a dollar (or other currency) amount, ratio or percentage in any of such agreements); or (ii) violate any U.S. federal or New York State statute, rule, or regulation, except that we express no opinion in this paragraph (e) as to the applicability of any federal or state securities or Blue Sky laws, or any federal or state antifraud laws, rules or regulations; or (iii) require any consents, approvals, or authorizations to be obtained by the Company or the Initial Guarantors from, or any registrations or qualifications to be made by the Company or the Initial Guarantors with, any governmental authority under any U.S. federal or New York State statute, rule or regulation applicable to the Company and the Initial Guarantors except (A) as have been obtained or made or (B) for such consents, approvals, authorizations, orders, registrations or qualifications as may be required under applicable federal or state securities or Blue Sky laws.

(f) Neither the Company nor any Initial Guarantor is, and immediately after giving effect to the sale of the Notes in accordance with the Purchase Agreement and the application of the proceeds as described in the Offering Memorandum under the caption “Use of Proceeds,” none of them will be required to be, registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(g) Assuming (i) the accuracy of the representations and warranties and compliance with the agreements of the Company contained in the Purchase Agreement and (ii) the accuracy of your representations and warranties and compliance with your agreements contained in the Purchase Agreement, no registration of the Notes or the Guarantees under the Securities Act of 1933, as amended, and no qualification of the Indenture under the Trust Indenture Act of 1939, as amended, is required for the purchase of the Notes by you or the initial resale of the Notes by you, in each case, in the manner contemplated by the Purchase Agreement, the Pricing Disclosure Package and the Offering Memorandum. We express no opinion, however, as to when or under what circumstances any Notes initially sold by you may be subsequently offered or resold.

(h) The documents incorporated by reference in each of the Pricing Disclosure Package and the Offering Memorandum, when filed with the Securities and Exchange Commission, appeared on their face to comply as to form in all material respects with the requirements of the Securities Act or Exchange Act and the rules and regulations of the Commission thereunder, as applicable; it being understood, however, that we express no view with respect to (i) Regulation S-T; (ii) the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon any other financial or accounting information; or (iii) information pertaining to oil and gas reserves, included in, incorporated by reference in, or omitted from, such documents. For purposes of this paragraph (h), we have assumed that the statements made in the Pricing Disclosure Package and the Offering Memorandum are correct and complete.

In rendering the opinions expressed in paragraphs (a) and (b), we express no opinion as to the enforceability of any provisions relating to: (i) any failure to comply with requirements concerning notices, relating to delay or omission to enforce rights or remedies or purporting to waive or affect rights, claims, defenses or other benefits to the extent that any of the same cannot be waived or so affected under applicable law; (ii) indemnities or exculpation from liability to the extent prohibited by federal or state laws and the public policies underlying those laws; (iii) requirements that all amendments, waivers and terminations be in writing or the disregard of any course of dealing between the parties; (iv) default interest, liquidated damages and other possible penalty provisions; (v) the avoidance of the effect of any fraudulent transfer, fraudulent conveyance laws or similar provisions of applicable law by limiting the amount of a Guarantor’s obligation under the Indenture or the Guarantees; or (vi) applicable bankruptcy, insolvency, moratorium, fraudulent transfer or similar laws affecting the enforcement of creditors’ rights generally and equitable principles and implied covenants of good faith and fair dealing relating to enforceability (clauses (i) through (vi) collectively, the “Enforceability Exceptions”).

The opinions set forth above are limited in all respects to the federal laws of the United States and the laws of the State of New York. Various issues pertaining to Oklahoma law are addressed in the opinion of Crowe & Dunlevy, dated the date hereof and separately provided to you. We express no opinion with respect to those matters herein, and to the extent elements of those opinions are necessary to the conclusions express herein, we have, with your consent, relied upon such opinions.

In addition, we have participated in conferences with representatives of the Company and with representatives of its independent accountants and reserve engineers and representatives of and counsel for the Initial Purchasers at which conferences the contents of the Pricing Disclosure Package and the Final Offering Memorandum and any amendment and supplement thereto and related matters were discussed. Although we have not independently verified, are not passing upon, and are not assuming any responsibility for or expressing any opinion regarding the accuracy, completeness, or fairness of the statements contained in, the Pricing Disclosure Package and the Final Offering Memorandum (except to the extent specified in paragraphs (c) and (d) above), based on the foregoing participation in this transaction (and relying as to materiality as to factual matters on officers, employees, and other representatives of the Company), no facts have come to our attention that have caused us to believe that:

(a)

the Pricing Disclosure Package, as of the Time of Sale, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(b)

the Final Offering Memorandum, as of its date and as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

except that in each case, we do not express any opinion or belief with respect to (i) the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon, (ii) any other financial or accounting information; or (iii) information pertaining to oil and gas reserves, in each case included in or omitted from the Pricing Disclosure Package and the Final Offering Memorandum.

We express no opinion or statement as to any matter other than as expressly set forth above, and no opinion or statement on any other matter may be inferred or implied herefrom. The opinions and statements expressed herein are given as of the date hereof, and we undertake no, and hereby disclaim any, obligation to advise you of any change in any matter set forth herein.

The foregoing opinions and the statements above are being furnished only to you solely for your benefit in connection with the closing under the Purchase Agreement occurring today and, except with our prior written consent, are not to be used, circulated, quoted, published or otherwise referred to or disseminated for any other purpose or relied upon by any other person or entity, except for paragraphs (a), (b) and (g) which may be relied upon by the Trustee.

                Sincerely,

Schedule A

Revolving Credit Agreement dated as of October 29, 2021 among Continental Resources, Inc., as borrower, and its subsidiaries Banner Pipeline Company L.L.C., CLR Asset Holdings, LLC and The Mineral Resources Company as guarantors, MUFG Union Bank, N.A., as Administrative Agent, and the other lenders party thereto.

Indenture dated as of April 5, 2013, as amended, supplemented or otherwise modified, among the Company, the Initial Guarantors and Wilmington Trust, National Association, as trustee.

Indenture dated as of May 19, 2014, as amended, supplemented or otherwise modified among the Company, the Initial Guarantors and Wilmington Trust, National Association, as trustee.

Indenture dated as of December 8, 2017, as amended, supplemented or otherwise modified among the Company, the Initial Guarantors and Wilmington Trust, National Association, as trustee.

Indenture dated as of November 25, 2020, as amended, supplemented or otherwise modified among the Company, the Initial Guarantors and Wilmington Trust, National Association, as trustee.

Exhibit A-2-1

ANNEX I

Resale Pursuant to Regulation S.

Each Initial Purchaser understands that:

Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Securities in the United States or to, or for the benefit or account of, a U.S. person (other than a distributor), in each case, as defined in Rule 902 of Regulation S (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities pursuant hereto and the Closing Date, other than in accordance with Regulation S or another exemption from the registration requirements of the Securities Act. Such Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Securities (including any “tombstone” advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Securities, except such advertisements as are permitted by and include the statements required by Regulation S.

Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Securities by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903 of Regulation S, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the date the Securities were first offered to persons other than distributors in reliance upon Regulation S and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or in accordance with Rule 144A under the Securities Act or to accredited investors in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Securities covered hereby in reliance on Regulation S under the Securities Act during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S under the Securities Act.”

Annex-I-1

ANNEX II

PRICING SUPPLEMENT	STRICTLY CONFIDENTIAL

$1,600,000,000

CONTINENTAL RESOURCES, INC.

$800,000,000 2.268% Senior Notes due 2026

$800,000,000 2.875% Senior Notes due 2032

Dated: November 9, 2021

This Pricing Supplement is qualified in its entirety by reference to the Preliminary Offering Memorandum dated November 9, 2021. The information in this Pricing Supplement supplements the Preliminary Offering Memorandum and supersedes the information in the Preliminary Offering Memorandum to the extent inconsistent with the information in the Preliminary Offering Memorandum.

The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being offered only to investors reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act and outside the United States to non-U.S. persons in accordance with Regulation S under the Securities Act.

Issuer:	Continental Resources, Inc.

Security Type:	2.268% Senior Notes due 2026 (the “2026 Notes”)
2.875% Senior Notes due 2032 (the “2032 Notes”)

Pricing Date:	November 9, 2021

Expected Ratings*:	[Intentionally Omitted]

Annex II-1

Settlement Date**:	November 22, 2021 (T+8)

Maturity Date:	November 15, 2026 for the 2026 Notes
April 1, 2032 for the 2032 Notes

Aggregate Principal Amount:	$1,600,000,000

Yield to Maturity:	2.268% for the 2026 Notes
2.884% for the 2032 Notes

Coupon:	2.268% for the 2026 Notes 2.875% for the 2032 Notes

Benchmark Treasury:	1.125% UST due October 31, 2026 1.250% UST due August 15, 2031

Benchmark Treasury Price / Yield:	100-08 3⁄4 / 1.068% for the 2026 Notes 98-10+ / 1.434% for the 2032 Notes

Spread to Benchmark Treasury:	T+120 bps for the 2026 Notes T+145 bps for the 2032 Notes

Offering Price:	100.000% plus accrued interest, if any, from November 22, 2021, for the 2026 Notes
99.922% plus accrued interest, if any, from November 22, 2021, for the 2032 Notes

Make-Whole Call:	For the 2026 Notes: At any time prior to November 15, 2023, T+20 bps
For the 2032 Notes: At any time prior to January 1, 2032, T+25 bps

Par Call:	On or after November 15, 2023 for the 2026 Notes On or after January 1, 2032 for the 2032 Notes

Interest Payment Dates:	May 15 and November 15, beginning on May 15, 2022 for the 2026 Notes April 1 and October 1, beginning on April 1, 2022 for the 2032 Notes

Annex II-2

Use of Proceeds:	The Company intends to use the net proceeds from this offering to fund a portion of the purchase price for the Pioneer Acquisition (as described in the Preliminary Offering Memorandum), to pay the fees and expenses associated with this offering and, if the Pioneer Acquisition is not consummated, for general corporate purposes, which may include repayment of certain indebtedness.

Joint Book-Running Managers:

Citigroup Global Markets Inc.

BofA Securities, Inc.

TD Securities (USA) LLC

RBC Capital Markets, LLC

J.P. Morgan Securities LLC

Mizuho Securities USA LLC

Morgan Stanley & Co. LLC

MUFG Securities Americas Inc.

Truist Securities, Inc.

U.S. Bancorp Investments, Inc.

Wells Fargo Securities, LLC

Distribution:	144A and Regulation S with no Registration Rights

CUSIP and ISIN Numbers:	2026 Notes: 144A Notes: 212015 AU5 / US212015AU57 Reg S Notes: U21180 AH4 / USU21180AH44 2032 Notes: 144A Notes: 212015 AV3 / US212015AV31 Reg S Notes: U21180 AJ0 / USU21180AJ00

*	Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.
**

Note: It is expected that delivery of the Notes will be made against payment thereof on or about November 22, 2021, which will be the eighth business day following the date of the pricing of the Notes (such settlement being referred to as “T+8”). Under Rule 15c6-1 under the Exchange Act, trades in the secondary market are generally required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes prior to the second business day preceding the date of delivery of the Notes will be required, by virtue of the fact that the Notes will initially settle in T+8, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade the Notes prior to the second business day preceding the date of delivery of the Notes should consult their own advisors.

Other information (including financial information) presented in the Preliminary Offering Memorandum is deemed to have changed to the extent affected by the changes described herein.

Annex II-3

This material is confidential and is for your information only and is not intended to be used by anyone other than you. This information does not purport to be a complete description of these Notes or the offering. Please refer to the Preliminary Offering Memorandum for a complete description.

Any disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded. Such disclaimers or other notices were automatically generated as a result of this communication being sent via Bloomberg email or another communication system.

Annex II-4